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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 27, 2005


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Colorado                    1-12551                 84-1250533
    ------------------------         -----------           -------------------
    (State of Incorporation)         (Commission             (IRS Employer
                                     File Number)          Identification No.)


8310 S. Valley Highway #400 Englewood, CO                          80112
-----------------------------------------                        ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (303) 790-8023


                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 27, 2005, Cenveo, Inc. (the "Company") entered into an employment agreement with Robert G. Burton, Sr., the Chairman of its Board of Directors and its Chief Executive Officer. The employment agreement is for a term that will expire on December 31, 2008, subject to automatic 1-year renewals unless prior notice of non-renewal is given, and provides for an annual base salary of not less than $950,000 and, beginning in 2006, an annual incentive bonus opportunity equal to 200% of base salary, which is payable on an "all or nothing" basis depending on the achievement of target goals. In addition, pursuant to the employment agreement Mr. Burton has been granted the following equity awards: options to purchase 500,000 shares of the Company's common stock at an exercise price of $9.52 (the closing price on the date of grant); a restricted stock award of 200,000 shares; and an award of 100,000 restricted share units. Each of the equity awards vests in four equal annual installments beginning on September 12, 2006. If Mr. Burton's employment is terminated by the Company without "cause" or by Mr. Burton for "good reason," his equity awards will become fully vested and he will be paid a lump sum pursuant to the employment agreement equal to the sum of: (i) two times his base salary in effect at the time of such termination; (ii) two times his target bonus opportunity for the year in which such termination occurs; and (iii) his automobile allowance for a period of 24 months following such termination. Mr. Burton would also be reimbursed for "COBRA" coverage under the Company's medical and dental plans for a period of up to 24 months following any such termination. If Mr. Burton's employment is terminated on account of his "disability," he will be paid a lump sum equal to two times his base salary in effect at the time of such termination.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005

                                           CENVEO, INC.


                                           By: /s/ Sean S. Sullivan
                                               -------------------------------
                                                    Sean S. Sullivan
                                                    Chief Financial Officer





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